CALIFORNIA MUNICIPAL MONEY MARKET FUND

SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

CALIFORNIA MUNICIPAL MONEY MARKET FUND

SUPPLEMENT DATED SEPTEMBER 23, 2016 TO

SUMMARY PROSPECTUS DATED JULY 31, 2016

PENDING LIQUIDATION OF THE CALIFORNIA MUNICIPAL MONEY MARKET FUND

The date of liquidation and termination of the California Municipal Money Market Fund (the “Fund”) has been changed from on or about October 14, 2016 to on or about October 7, 2016. All references to the Liquidation Date of the Fund in the Summary Prospectus shall be deemed to be on or about October 7, 2016.

Please retain this Supplement with your Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT MCAMU (9/16)

NORTHERN FUNDS PROSPECTUS